COMMITMENTS AND CONTINGENT LIABILITIES	6 Months Ended
Jun. 30, 2016
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
COMMITMENTS AND CONTINGENT LIABILITIES
Assets Pledged

(in millions of $)	June 30, 2016
Book value of consolidated assets pledged under ship mortgages	$2,159

The Company and its equity-accounted subsidiaries have funded their acquisition of vessels, jack-up rigs and ultra-deepwater drilling units through a combination of equity, short-term debt and long-term debt. Providers of long-term loan facilities usually require that the loans be secured by mortgages against the assets being acquired. As at June 30, 2016, the Company ($1.6 billion) and its 100% equity-accounted subsidiaries ($932 million) had a combined outstanding principal indebtedness of $2.6 billion (December 31, 2015: $2.5 billion) under various credit facilities. Most of the Company’s vessels and rigs have been pledged under mortgages in respect of this outstanding indebtedness as at June 30, 2016, excluding three 1,700 TEU container vessels and the newbuilding vessels not yet delivered.
Other Contractual Commitments and Contingencies
The Company has arranged insurance for the legal liability risks for its shipping activities with Gard P.& I. (Bermuda) Ltd, Assuranceforeningen Skuld (Gjensidig), The Steamship Mutual Underwriting Association Limited, The Korea Shipowner’s Mutual Protection & Indemnity Association, The West of England Ship Owners Mutual Insurance Association (Luxembourg), North of England P&I Association Limited, The Standard Club Europe Ltd and The United Kingdom Mutual Steam Ship Assurance Association (Europe) Limited, all of which are mutual protection and indemnity associations. The Company is subject to calls payable to the associations based on the Company’s claims record in addition to the claims records of all other members of the associations. A contingent liability exists to the extent that the claims records of the members of the associations in the aggregate show significant deterioration, which may result in additional calls on the members.
SFL Deepwater, SFL Hercules and SFL Linus are wholly-owned subsidiaries of the Company accounted for using the equity method. Accordingly, their assets and liabilities are not consolidated in the Company's Consolidated Balance Sheets, but are presented on a net basis under “Investment in associated companies”. As of June 30, 2016, their combined borrowings amounted to $932.3 million (December 31, 2015: $831.2 million) and the Company guaranteed $245 million (December 31, 2015: $250 million) of this debt.
At June 30, 2016, the Company had commitments under contracts to acquire newbuilding vessels totaling $87.0 million (December 31, 2015: $261.9 million). In addition, two subsidiaries had contractual commitments relating to the chartering-in of two 19,200 TEU container vessels on 15 year bareboat charters amounting to $406.1 million at June 30, 2016 (December 31, 2015: $406.1 million), of which $30.0 million represents initial payments due on delivery of the vessels. There are no other contractual commitments at June 30, 2016.
The Company is routinely party both as plaintiff and defendant to law suits in various jurisdictions under charter hire obligations arising from the operation of its vessels in the ordinary course of business. The Company believes that the resolution of such claims will not have a material adverse effect on its results of operations or financial position. The Company has not recognized any contingent gains or losses arising from the pending results of any such law suits.